ACQUISITION AGREEMENT

      This ACQUISITION AGREEMENT (the "AGREEMENT") dated as of March 15, 2006 by, between and among

      KMA Global Solutions International, Inc., a corporation organized under the laws of the State of Nevada ("KMA INTERNATIONAL"), with the address c/o Sean Maniaci, 80 Carlauren Road, Suite 23, Vaughan, Ontario, L4Z 7Z5,

      KMA Global Solutions, Inc., a corporation organized under the laws of the Province of Ontario, Canada, with the address 5570A Kennedy Road, Mississauga, Ontario L4Z 2A9 ("KMA (CANADA)"), and

      The persons listed in Schedule 1 annexed hereto (each, a "KMA (CANADA) STOCKHOLDER" and, collectively, the "KMA (CANADA) STOCKHOLDERS").


                                   WITNESSETH:

      WHEREAS, KMA International entered into a merger transaction (the "MERGER") with Espo's, Ltd., a corporation formed under the laws of the State of New York ("ESPO'S"), in order to effect the change of state of incorporation of Espo's Ltd., and KMA International was the surviving corporation

      WHEREAS, certain KMA (Canada) Stockholders hold 4,225,427 shares of KMA International common stock, par value $.001 per share (the "KMA INTERNATIONAL COMMON STOCK") as a result of the Merger and pursuant to a Stock Purchase Agreement dated March 7, 2006, by and between Espo's, certain shareholders of Espo's and 2095511 Ontario Limited., a limited corporation formed under the laws of the Province of Ontario, Canada , as representative of and agent under a power of attorney for of said KMA (Canada) Stockholders, (the "STOCK PURCHASE AGREEMENT"); and

      WHEREAS, the KMA (Canada) Stockholders own 314,400 shares (the "TARGET SHARES") of KMA common stock, no par value, said Target Shares constituting all of the issued and outstanding common stock of KMA; and

      WHEREAS, the KMA (Canada) Stockholders desire to sell and KMA International desires to purchase all of the Target Shares; and

      NOW THEREFORE, in consideration of the premises and of the mutual covenants and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

   1. PURCHASE AND SALE. On the terms and conditions set forth herein, each of the KMA (Canada) Stockholders hereby agree to sell to KMA International and KMA International hereby agrees to buy from the each of the KMA (Canada) Stockholders, the Target Shares owned by each of the KMA (Canada) Stockholders as set forth on Schedule 1, attached hereto.

   2. PURCHASE PRICE AND ISSUANCE OF SHARES. As consideration for its purchase of the Target Shares, KMA International is issuing an aggregate of 314,400 shares of KMA International common stock, par value $.001 per share (the "KMA INTERNATIONAL SHARES") to KMA (Canada) Stockholders at the rate of one (1) KMA International Share for each Target Share. The KMA International Shares will be issued to each KMA (Canada) Stockholder or his or her designee in accordance with Schedule 1, attached hereto. No fractional shares of the KMA International Shares will be issued to any KMA(Canada) Stockholder entitled to receive said shares and the number of shares issued to a KMA (Canada) Stockholder entitled to a fractional share shall be rounded up or down to the nearest whole share.

   3. REPRESENTATIONS AND WARRANTIES OF KMA (CANADA) AND KMA (CANADA) STOCKHOLDERS. KMA (Canada) and each KMA (Canada) Stockholder represent and warrant to KMA International that, except as otherwise set forth herein or in any schedule annexed hereto:

(a) Organization and Standing. KMA (Canada) is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada, is qualified to do business as a foreign corporation in every jurisdiction in which it is required to be so qualified, except where the failure to so qualify would not have a material adverse effect on KMA (Canada), and has full corporate power and authority to carry on its business as now conducted and to own its properties. Attached hereto as Schedule 3(a) is a true and correct copy of KMA (Canada)'s Certificate of Status, Certificate of Incorporation, and By-laws, in effect as of the date hereof.

(b) Capitalization. The entire authorized capital stock of KMA (Canada) consists of an unlimited number of shares of common stock without par value, of which 2,014,000 shares are issued and outstanding. All of the issued and outstanding Target Shares have been duly authorized and are validly issued, fully paid, and nonassessable. Except as provided by this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require KMA (Canada) to issue, sell, or otherwise cause to become outstanding any of its capital stock.

(c) Ownership of KMA Shares. Each KMA (Canada) Stockholder owns beneficially the number of Target Shares set forth next to such KMA (Canada) Stockholder's name in Schedule 1, attached hereto, free and clear of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended (the "Act") and state or Canadian securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. None of the KMA (Canada) Stockholders is a party to any option, warrant, purchase right, or other contract or commitment that could require such KMA (Canada) Stockholder to sell, transfer, or otherwise dispose of any capital stock of the Target (other than this Agreement).

(d) Taxes. Except as set forth on Schedule 3.(d), annexed hereto, KMA (Canada) has filed all Canadian provincial and federal, and all U.S. state and local income or other tax returns and reports that, to its knowledge it is required to file with all governmental agencies, and has, to its knowledge, paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on KMA (Canada).

(e) Pending Actions. Except as described in Schedule 3.(e) annexed hereto, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of the KMA (Canada) Stockholders or KMA (Canada) threatened against KMA (Canada), or against the KMA (Canada) Stockholders that arise out of their operation of KMA (Canada), which if decided adversely to KMA (Canada) or the KMA (Canada) Stockholders, would have a material adverse effect on KMA (Canada).

(f) Governmental Regulation. To the knowledge of KMA (Canada) and the KMA (Canada) Stockholders, KMA (Canada) is not knowingly in violation of any law, material ordinance or regulation to which it is subject, the violation of which would have a material adverse effect on KMA (Canada).

(g) No Interest in Suppliers, Customers, Landlords or Competitors. Neither the KMA (Canada) Stockholders nor, to the knowledge of the KMA (Canada) Stockholders, any member of their immediate family, have any material equity interest in any supplier, customer, landlord or competitor of KMA (Canada).

(h) No Debt Owed by KMA (Canada) to KMA (Canada) Stockholders. Except for salary and benefits accrued in the ordinary course of business and consistent with KMA (Canada)'s past practices, KMA (Canada) does not owe any money, securities, or property to any KMA (Canada) Stockholder or any member of the immediate family of any KMA (Canada) Stockholder or to any company directly or indirectly controlled by such a KMA (Canada) Stockholder or any member of the immediate family of a member.

(i) Authorization of Transaction. KMA (Canada) and each KMA (Canada) Shareholder, as applicable, has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of KMA (Canada) and the respective KMA (Canada) Stockholders, enforceable in accordance with its terms and conditions. Neither KMA (Canada) nor any KMA (Canada) Shareholder need give any notice to make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(j) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order decree, ruling, charge, or other restriction of any government, governmental agency, or court to which KMA (Canada) or any KMA (Canada) Shareholder is subject or any provision of their respective Certificate of Incorporation or by-laws, as applicable, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which KMA (Canada) or any KMA (Canada) Shareholder is a party or by which it is bound or to which any of its assets is subject.

(k) KMA (Canada) Financial Statements. Attached hereto as Schedule 3.(k) are the following financial statements (collectively the "Financial Statements") for KMA (Canada): (i) audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal year ended January 31, 2004; and (ii) unaudited consolidated balance sheets and statements of income and changes in stockholders' equity (the "MOST RECENT FINANCIAL STATEMENTS") as of and for the nine (9) months ended September 30, 2005 (the "MOST RECENT FISCAL PERIOD"). The Financial Statements (including the notes thereto) have been prepared in accordance with generally accepted accounting principles in effect in Canada applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of KMA (Canada) as of such dates and the results of operations of KMA (Canada) for such periods; provided, however, that the Most Recent Financial Statements are subject to normal year-end adjustments and lack footnotes, other presentation items, and do not contain a statement of cash flows.

  4. REPRESENTATIONS AND WARRANTIES OF KMA INTERNATIONAL. KMA International represents and warrants to KMA (Canada) and KMA (Canada) Stockholders that:

(a) Organization and Standing. KMA International is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business as a foreign corporation in every jurisdiction in which such qualification is required, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as
      Schedule 4.A is a true and correct copy of KMA International's Certificate of Incorporation, and By-laws, in effect as of the date hereof.


(b) Capitalization. As of the date hereof, the entire authorized capital stock of KMA International consists of 100,000,000 shares of common stock, par value $.001 per share of which 2,386,000 are issued and outstanding. After the issuance of the 314,400 shares to the KMA (Canada) Stockholders as provided in Article 2 above, there will be a total of 2,709,223 shares of KMA International common stock issued and outstanding. All of the issued and outstanding shares of KMA International common stock have been duly authorized and are validly issued, fully paid, and nonassessable and have been issued free of preemptive rights of any security holder. Except as provided by this Agreement, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require KMA International to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to KMA International.

(c) Authorization of Transaction. KMA International has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of KMA International, enforceable in accordance with its terms and conditions. KMA International need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency, in order to consummate the transactions contemplated by this Agreement.

(d) Noncontravention. Neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order decree, ruling, charge, or other restriction of any government, governmental agency, or court to which KMA International is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which KMA International is a party or by which it is bound or to which any of its assets is subject.

(e) Ownership of Shares. The KMA International Shares have been duly authorized and, when issued pursuant to the Agreement, will have been validly issued, fully paid and non-assessable, with no personal liability attaching to the holders of such shares, free of preemptive rights of any security holder and, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such KMA International Shares will not have been registered under the Act and state securities laws.

(f)   Material Agreements. KMA International is not a party to or bound by any:

         (i) employment, advisory or consulting contract; (ii) plan providing for employee benefits of any nature; (iii) lease with respect to any property or equipment;
         (iv) contract, agreement, understanding or commitment for any future expenditure in excess of $1,000 in the aggregate;
         (v) contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, firm or organization;
         (vi) agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of the Agreement.

(g) Taxes. Prior to closing KMA International will file all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and will pay all taxes as shown on such returns. All of such returns will be true and complete.

(h) Absence of Liabilities. As of the Closing Date, KMA International will have no assets and no liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for taxes, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction for which KMA International agrees to be responsible, and to pay in full at or prior to the Closing.

(i) No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting KMA International, or against any of KMA International officers or directors and arising out of their operation of KMA International. KMA International has been in compliance with, and has not received notice of violation of any law, ordinance or regulation of any kind whatever.

(j) Corporate Records. All of KMA International's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

(k) Access to Information; Speculative Investment. KMA International has had a full opportunity to request from KMA (Canada) and review, and has received all information which it deems relevant in making a decision to acquire the Target Shares to be acquired by it hereunder.

(l) OTC Pink Sheets. KMA International is and shall remain eligible for quotation on the OTC Pink Sheets..

  5. TERM. All representations and warranties made herein and in the schedules attached hereto shall survive the execution and delivery of the Agreement for the three (3) month period following the date hereof.

  6.     COVENANTS.
(a) KMA (Canada) and KMA International agree that, between the date of this Agreement and the Closing, except as contemplated by any other provisions of this Agreement, unless the other shall otherwise agree in writing, which agreement shall not be unreasonably withheld or delayed, the business of KMA (Canada) and KMA International shall be conducted only in the ordinary course of business consistent with past practice. By way of amplification and not limitation, except as set forth herein, KMA (Canada) and KMA International shall not, between the date of this Agreement and the Closing, directly or indirectly, do, or agree to do, any of the following:

         (i) issue, sell, pledge, dispose of, grant, transfer, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of, any shares of its capital stock or securities convertible or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitations, any phantom interest) of such entity; and

         (ii) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock.

(b) Each of KMA (Canada) and KMA International shall give prompt notice to the other of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any governmental entity or any person in connection with the transactions contemplated by this Agreement, (iii) any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge, threatened in writing against, relating to or involving or otherwise affecting KMA (Canada) or KMA International; and (iv) any inaccuracy in or inability to perform such representations, warranties, or covenants. No such notice shall be deemed to constitute a cure of any breach or representation, warranty, covenant or agreement.

(c) KMA (Canada) and KMA International shall use all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) obtain from any governmental entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by KMA International or KMA (Canada) in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the transaction contemplated hereby required under (x) any applicable federal, state of provincial securities laws, (y) the Nevada Revised Statutes, Title 7, Chapter 78 and (z) any other applicable law; provided that KMA International and KMA (Canada) shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith.

7.       CONDITIONS TO CLOSING.

(a) The respective obligations of each party to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which be waived, in whole or in part, to the extent permitted by applicable law:

            (i) No governmental entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the transactions contemplated in this which is in effect and which prevents or prohibits consummation of the transactions contemplated in this Agreement; provided, however, that the parties shall use their best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

(b) The obligations of KMA International to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

            (i) Each of the representations and warranties of KMA (Canada) contained in this Agreement shall be true and correct in all material respects as of the Closing, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. KMA International shall have received a certificate of the principal executive officer of KMA (Canada) to such effect.

         (ii) KMA (Canada) shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. KMA International shall have received a certificate of the principal executive officer of KMA (Canada) to such effect.

(c) The obligations of KMA (Canada) to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable law:

            (i) Each of the representations and warranties of KMA International contained in this Agreement shall be true and correct in all material respects as of the Closing, except, that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. KMA (Canada) shall each have received a certificate of the principal executive officer of KMA International to such effect.

            (ii) KMA International shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing. KMA (Canada) shall have received a certificate of the principal executive officer of KMA International to such effect.


  8.     TERMINATION: AMENDMENT: WAIVER.

(a)   This Agreement may be terminated at any time prior to the Closing:

            (i)   by mutual consent of KMA International and KMA (Canada);

            (ii) by KMA International, if there has been a material breach by KMA (Canada) of any of its material representations, warranties, covenants or agreements contained in this Agreement;

            (iii) by KMA (Canada), if there has been a material breach by KMA
                  International of any of its material representations, warranties, covenants or agreements contained in this Agreement;

            (iv) by either KMA International or KMA (Canada) if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any governmental entity preventing or prohibiting consummation of the transactions contemplate hereby shall have become final and nonappealable; or

            (v) by either KMA International or KMA (Canada) if the transaction contemplated hereby shall not have been consummated before March 31, 2006 if and only if no willful breach of any representation, warranty or covenant by the party seeking to terminate is a substantial cause of the failure of the transactions contemplated hereby to be consummated by such date.

(b) In the event of the termination of this Agreement by either KMA (Canada) or KMA International pursuant to Section 8(a), this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of KMA International or KMA (Canada), other than the provisions of this Section 8(b), and except to the extent that such termination results from the breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c) Except as otherwise required by law, this Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Closing. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

(d) At any time prior to the Closing, any party hereto may (i) extend the time for the performance of any of the obligations or other parties hereto,
      (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other parties with any of the agreements of conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

  9. NOTICES. All notices and other communications given or made pursuant hereto shall be sent by reputable overnight courier next day delivery, and shall be deemed to have been duly given or made as of the date delivered, if delivered personally, to the parties at the following address:


If to KMA (Canada) or the KMA (Canada)      KMA Global Solutions Inc.
Stockholders:                               5570a Kennedy Road
                                            Mississauga, Ontario L4Z 2A9, Canada
                                            Fax Number:   (905) 568-4446
                                            Attn: Jeffrey D. Reid

If to KMA International:                    KMA International, Ltd.
                                            c/o Sean Maniaci
                                            80 Carlauren Road, Suite 23
                                            Vaughan, Ontario
                                            L4Z 7Z5
                                            Fax Number:   718.360.1513



10. MISCELLANEOUS PROVISIONS. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

11. CLOSING. The Closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of KMA (Canada) or by electronic exchange of documents, with facsimile signatures, on or before March 15, 2006, or such other date as the parties hereto shall agree upon (the "CLOSING DATE"). At the Closing, all of the documents and items referred to herein shall be exchanged.

12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to its conflict of laws principles.

13. COUNTERPARTS. This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date and year above first written.

                       KMA INTERNATIONAL, LTD.

                                /s/ Sean Maniaci
                       By:
                          ------------------------------------------------------

                                Sean Maniaci, President and Secretary

                       KMA GLOBAL SOLUTIONS INC.


                                /s/ Jeffrey D. Reid
                       By:
                           -----------------------------------------------------

                                Jeffrey D. Reid, President


                       KMA (CANADA) STOCKHOLDERS
                       (SEE SCHEDULE 1)

                       By: 2095511 Ontario Limited., as representative of and agent under a power of attorney
                               /s/ Jeffrey D. Reid
                       By:
                            ----------------------------------------------------
                                Jeffrey D. Reid, President

                                                                      SCHEDULE 1
                           KMA GLOBAL SOLUTIONS, INC.
                                ("KMA (CANADA)")
                             an Ontario Corporation

--------------------------------------------------------------------------------
                   KMA (CANADA) SHAREHOLDER         KMA (CANADA) SHARES HELD
--------------------------------------------------------------------------------
Joe Lassaline                                                            200,000
--------------------------------------------------------------------------------
Robert Gole                                                              130,000
--------------------------------------------------------------------------------
Larry Waters                                                             100,000
--------------------------------------------------------------------------------
Paul Montgomery                                                          100,000
--------------------------------------------------------------------------------
HSBC Securities in Trust for Stuart Vandersluis                          100,000
--------------------------------------------------------------------------------
Chris Brown                                                              100,000
--------------------------------------------------------------------------------
Gord Brown                                                               100,000
--------------------------------------------------------------------------------
Allan White                                                               75,000
--------------------------------------------------------------------------------
Earl Callan                                                               60,000
--------------------------------------------------------------------------------
Stuart Vandersluis                                                        57,000
--------------------------------------------------------------------------------
Brett Udashkin                                                            50,000
--------------------------------------------------------------------------------
Paul Shim                                                                 50,000
--------------------------------------------------------------------------------
Thai Kuo Ying Shih                                                        50,000
--------------------------------------------------------------------------------
Walter Peniuk                                                             50,000
--------------------------------------------------------------------------------
Jennifer Peniuk                                                           50,000
--------------------------------------------------------------------------------
Michael McBride                                                           50,000
--------------------------------------------------------------------------------
Tom Martin                                                                50,000
--------------------------------------------------------------------------------
Randle Huszczo                                                            50,000
--------------------------------------------------------------------------------
Mark Dubois                                                               50,000
--------------------------------------------------------------------------------
Gray Montgomery                                                           30,000
--------------------------------------------------------------------------------
Lorraine Collinson                                                        30,000
--------------------------------------------------------------------------------
Thomas McKellar                                                           20,000
--------------------------------------------------------------------------------
Dan Foster                                                                20,000
--------------------------------------------------------------------------------

                                  Certification

The undersigned, an authorized executive officer of KMA Global Solutions, Inc.
(KMA), hereby certifies that KMA shall have performed or complied in all material respects with all agreements and covenants required by the Acquisition Agreement dated as of March 15, 2006, to be performed or complied with by KMA on or prior to the closing of said agreement.

                                          KMA GLOBAL SOLUTIONS INC.


                                          By:       /s/ Jeffrey D. Reid
                                              ----------------------------------

                                                    Jeffrey D. Reid, President

                                  Certification

The undersigned, an authorized executive officer of KMA Global Solutions International, Inc. (KMA International), hereby certifies that KMA International shall have performed or complied in all material respects with all agreements and covenants required by the Acquisition Agreement dated as of March 15, 2006, to be performed or complied with by KMA International on or prior to the closing of said agreement.

                    KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.


                    By:          /s/ Sean Maniaci
                       ---------------------------------------------------------
                                 Sean Maniaci, President